EXHIBIT 99


CONTACT:  Keith Miller
          (314) 889-0799


FOR IMMEDIATE RELEASE


                      MARK TWAIN'S THIRD QUARTER EARNINGS INCREASE 10.2%
                        TO SET 22ND CONSECUTIVE QUARTERLY RECORD


St. Louis, Mo., October 10, 1996 . . . Mark Twain Bancshares, Inc. today announced a 10.2% increase in third quarter 1996 earnings over third quarter 1995. Income from the period was $13.46 million, the 22nd consecutive quarterly record for the 32-year-old company.

Fully diluted earnings per share increased 12.3% to $.82 for the same period, compared to $.73 for the third quarter 1995. Primary earnings per share for the third quarter grew 10.7% to $.83, up from $.75 in the third quarter 1995.

Return on average assets was 1.82% in the third quarter, compared to 1.74% in the third quarter 1995 and 1.78% in the second quarter 1996. Return on average realized common shareholders' equity was 18.86% for the third quarter, compared to 18.49% for the third quarter 1995 and 18.77% for second quarter 1996.

For the nine months of 1996, Mark Twain's earnings totaled $38.97 million, an increase of 10.7% from $35.22 million earned for the same period in 1995. Fully diluted earnings per share totaled $2.35, an 11.4% increase over 1995 results of $2.11 per share. Primary earnings per common share for the nine-month period were $2.38, up 9.7% compared to $2.17 for the same period in 1995.

Return on average assets for the first nine months of 1996 was 1.77%, compared to 1.72% for the same period last year. Return on average realized shareholders' equity was 18.58%, compared to 18.45% a year ago.

"Our third quarter results give every indication that Mark Twain is headed for yet another record year," says John P. Dubinsky, Mark Twain Bancshares president and chief executive officer. "We continually strive to achieve new standards of excellence. It's this philosophy that has placed Mark Twain among the top-performing banks in the country."

Net interest income, on a fully tax equivalent basis, was $32.00 million for the third quarter 1996, compared to $32.47 million for the third quarter 1995 and $31.60 million in the second quarter of 1996. Net interest income for the first nine months of 1996 was $95.25 million, compared to $97.29 million for the same period in 1995. Net interest margin for the third quarter 1996 was 4.61%, compared to 4.98% in the third quarter 1995 and 4.62% for the second quarter 1996. For the nine-month period, net interest margin was 4.62%, compared to 5.10% for the same nine months of 1995.

In September 1996, Mark Twain acquired Northland Bancshares, Inc., owner of First National Bank of Platte County. First National Bank of Platte County operates four locations in the Kansas City north area and has total assets of $71.538 million, total loans of $39.431 million and total deposits of $62.113 million. The transaction was accounted for under

                                  - more -

Mark Twain Earnings -  Add One


the pooling-of-interests method of accounting. Prior financial information was not restated as the transaction was not material to the consolidated financial position or results of operations of Mark Twain.

Mark Twain's total assets, including First National Bank of Platte County, were $3.148 billion at September 30, 1996, an increase of 11.1% over the end of third quarter last year. Average loans for the third quarter 1996 were $2.042 billion, compared to $1.939 billion for the third quarter 1995. Average earning assets for the third quarter 1996 were $2.761 billion, an increase of 6.8% over the third quarter 1995 average.

Mark Twain's asset quality remained strong in the third quarter of 1996 with non-performing assets representing .53% of total loans plus foreclosed real estate, compared to 1.00% a year ago and 1.00% at year-end 1995. Non-performing assets at the end of third quarter 1996 were $11.386 million compared to $19.464 million at the end of third quarter last year. Mark Twain continues to experience low loan loss levels. The loan loss reserve represents 1.50% of total loans and 374.80% of non-performing loans, compared to 1.55% and 323.90%, respectively, at the end of third quarter 1995. Net charge-offs for the nine-month period were .05% of average loans (annualized rate of .07%) down from .11% (.15% annualized rate) for the first nine months of 1995 and .18% for all of 1995.

The Capital Markets Group, which includes bond and brokerage operations, while showing a slight decrease in revenues for the third quarter 1996, compared to the same period last year, recorded a 10.8% increase in revenues for the first nine months of 1996, compared to the same period last year.

For the first nine months of 1996, Mark Twain's efficiency ratio was 48.66%, compared to 51.85% for the first nine months of 1995.

On September 19, 1996, Mark Twain began trading its common stock on the New York Stock Exchange under the symbol MTB. "The NYSE is the most widely recognized exchange in the world," says Dubinsky. "Given our company's growth and global presence, we believe this move represents another step in the evolution of Mark Twain. Moreover, we are confident that this forum will provide the most orderly trading for our stock, will increase the liquidity of our common stock, and will broaden our recognition within the investment community."


Mark Twain Bancshares, Inc. is a 32-year-old bank holding company with 39 banking locations in three states: 20 throughout St. Louis, St. Louis County, and St. Charles County, as well as 15 in the Kansas City metropolitan area, and 4 in the Illinois communities of Belleville and Edwardsville. Related financial services include: Mark Twain Capital Markets Group; Mark Twain Brokerage Services, Inc.; Mark Twain Commercial Finance Division; Mark Twain International Division; Mark Twain Leasing Division; and Mark Twain Trust Division. Mark Twain stock is traded on the New York Stock Exchange under the symbol MTB. Mark Twain Banks' World Wide Web address is at http://www.marktwain.com.

                                    ###

MARK TWAIN BANCSHARES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET

                                                                                September 30,         December 31,
                                                                          -------------------------
(in thousands of dollars)                                                      1996           1995           1995
------------------------------------------------------------------------------------   ------------   ------------

ASSETS
Cash and due from banks                                                 $  169,932     $  122,380     $  156,207
Federal funds sold and securities
  purchased under resale agreements                                         15,879          4,528          7,900
Held to maturity securities                                                225,384        351,325        244,094
Available for sale securities                                              459,690        245,312        445,808
Trading securities                                                          43,669         62,697         63,579
Loans, net of allowance for loan losses of
  $32,068, $30,048 and $30,508, respectively                             2,111,150      1,908,537      1,941,431
Premises and equipment                                                      21,283         21,538         20,764
Accrued income receivable                                                   18,096         18,500         17,830
Other assets                                                                82,850         99,101         70,618
----------------------------------------------------------------------------------     ----------     ----------
  Total assets                                                          $3,147,933     $2,833,918     $2,968,231
------------------------------------------------------------------------==========     ==========     ==========

LIABILITIES
Non-interest bearing deposits                                           $  449,001     $  428,686     $  519,155
Interest bearing deposits                                                1,983,483      1,905,133      1,938,237
----------------------------------------------------------------------------------     ----------     ----------
  Total deposits                                                         2,432,484      2,333,819      2,457,392
----------------------------------------------------------------------------------     ----------     ----------
Short-term borrowings                                                      359,192        146,393        165,731
Other liabilities                                                           64,399         70,422         50,712
Long-term debt                                                               2,425         19,423         18,490
----------------------------------------------------------------------------------     ----------     ----------
  Total liabilities                                                      2,858,500      2,570,057      2,692,325
----------------------------------------------------------------------------------     ----------     ----------

SHAREHOLDERS' EQUITY
Common stock, $1.25 par value, authorized
  30,000,000 shares, issued 16,871,183,
  16,449,510 and 16,508,220 shares, respectively                            21,089         20,562         20,635
Surplus                                                                     67,077         62,423         63,630
Undivided profits                                                          219,932        186,743        194,888
Net unrealized gains (losses) on available
  for sale securities                                                       (3,981)        (1,628)         1,026
----------------------------------------------------------------------------------     ----------     ----------
                                                                           304,117        268,100        280,179
Less common treasury stock at cost, 486,461,
  389,579, and 362,685 shares, respectively                                 14,684          4,239          4,273
----------------------------------------------------------------------------------     ----------     ----------
  Total shareholders' equity                                               289,433        263,861        275,906
----------------------------------------------------------------------------------     ----------     ----------
  Total liabilities and shareholder's equity                            $3,147,933     $2,833,918     $2,968,231
------------------------------------------------------------------------==========     ==========     ==========


MARK TWAIN BANCSHARES, INC.
CONSOLIDATED STATEMENT OF INCOME

                                                                            For the Nine Months           For the Three Months
                                                                            Ended September 30,            Ended September 30,
(in thousands of dollars except per share data)                               1996         1995            1996          1995
------------------------------------------------------------------------------------------------         ---------------------

INTEREST FROM EARNING ASSETS
Interest and fees on loans                                                 $134,902     $135,477         $45,679      $46,251
Interest on held to maturity securities:
   Taxable                                                                   11,543       17,235           3,682        5,744
   Non-taxable                                                                  101          142              33           33
Interest on available for sale securities                                    20,903       11,139           6,863        3,730
Interest on trading securities                                                4,401        2,113             544          678
Interest on federal funds sold and securities
   purchased under resale agreements                                            359          563             130          264
------------------------------------------------------------------------------------------------         --------------------
   Total interest income                                                    170,209      166,669          56,931       56,700
------------------------------------------------------------------------------------------------         --------------------

INTEREST EXPENSE
Interest on deposits                                                         66,012       62,196          22,011       22,512
Interest on short-term borrowings                                             9,482        6,938           3,206        1,624
Interest on long-term debt                                                      309        1,165              35          381
------------------------------------------------------------------------------------------------         --------------------
   Total interest expense                                                    75,803       70,299          25,252       24,517
------------------------------------------------------------------------------------------------         --------------------
Net interest income                                                          94,406       96,370          31,679       32,183
Provision for loan losses                                                     2,001        3,344             506          713
------------------------------------------------------------------------------------------------         --------------------
Net interest income after provision for loan losses                          92,405       93,026          31,173       31,470
------------------------------------------------------------------------------------------------         --------------------

OTHER INCOME
Service charges on deposit accounts                                           6,061        5,220           2,056        1,803
Securities transactions                                                         234           46               -            -
Other income                                                                 22,905       22,123           7,673        7,281
------------------------------------------------------------------------------------------------         --------------------
   Total other income                                                        29,200       27,389           9,729        9,084
------------------------------------------------------------------------------------------------         --------------------

OTHER EXPENSES
Salaries                                                                     31,692       31,098          10,333       10,530
Employee benefits                                                             5,276        5,202           1,424        1,569
Net occupancy expense                                                         6,716        7,040           2,257        2,326
Furniture and equipment expense                                               2,581        2,894             831          917
Other expenses                                                               14,173       18,386           4,646        5,398
------------------------------------------------------------------------------------------------         --------------------
   Total other expenses                                                      60,438       64,620          19,491       20,740
------------------------------------------------------------------------------------------------         --------------------
Income before income taxes                                                   61,167       55,795          21,411       19,814
Applicable income taxes                                                      22,197       20,579           7,947        7,591
------------------------------------------------------------------------------------------------         --------------------
   Net income                                                              $ 38,970     $ 35,216         $13,464      $12,223
---------------------------------------------------------------------------=====================         ====================

NET INCOME PER SHARE
------------------------------------------------------------------------------------------------         --------------------
  Primary                                                                     $2.38        $2.17           $0.83        $0.75
------------------------------------------------------------------------------==================         ====================
  Fully diluted                                                               $2.35        $2.11           $0.82        $0.73
------------------------------------------------------------------------------==================         ====================
COMMON DIVIDENDS PAID PER SHARE                                               $0.93        $0.81           $0.31        $0.27
------------------------------------------------------------------------------==================         ====================

MARK TWAIN BANCSHARES, INC.
CONSOLIDATED BALANCE SHEET AND NET INTEREST MARGIN

                                        Nine Months Ended September 30, 1996       Nine Months Ended September 30, 1995
                                        -------------------------------------      -------------------------------------
                                           Average                     Yield/         Average                     Yield/
(in thousands of dollars)                  Balance         Interest     Rate          Balance        Interest      Rate
-----------------------------------------------------------------------------      -------------------------------------

ASSETS
Interest earning assets:
Loans <F1><F2>                              $2,007,793     $135,647      9.02%       $1,908,842     $136,259      9.54%
Taxable held to maturity securities            237,914       11,543      6.48%          342,340       17,235      6.73%
Non-taxable held to maturity securities<F1>      2,581          155      8.02%            3,450          218      8.45%
Available for sale securities<F1>              449,195       20,948      6.23%          241,718       11,198      6.19%
Trading securities                              50,411        2,401      6.36%           43,462        2,113      6.50%
Federal funds sold and securities
  purchased under resale agreements              7,726          359      6.21%           12,506          563      6.02%
------------------------------------------------------------------------------       ----------------------------------
  Total interest earning assets              2,755,620      171,053      8.29%        2,552,318      167,586      8.78%
------------------------------------------------------------------------------       ----------------------------------
Cash and due from banks                        109,394                                  107,416
Other assets                                   110,738                                  122,492
FASB No. 115 allowance                          (4,435)                                  (7,483)
Allowance for loan losses                      (31,033)                                 (29,559)
------------------------------------------------------                               ----------
  Total                                     $2,940,284                               $2,745,184
--------------------------------------------==========                               ==========

LIABILITIES AND SHAREHOLDER'S EQUITY
Interest bearing demand deposits            $  226,066        3,350      1.98%       $  227,050        3,631      2.14%
Savings and money market deposits              686,381       18,715      3.64%          677,893       19,401      3.83%
Time deposits                                1,038,722       43,947      5.65%          956,563       39,164      5.47%
Short-term borrowings                          252,711        9,482      5.01%          168,407        6,938      5.51%
Long-term debt                                   6,133          309      6.73%           19,986        1,165      7.79%
------------------------------------------------------------------------------       ----------------------------------
  Total interest bearing liabilities         2,210,013       75,803      4.58%        2,049,899       70,299      4.59%
------------------------------------------------------------------------------       ----------------------------------
Non-interest bearing deposits                  405,756                                  394,997
Other liabilities                               47,052                                   49,764
Shareholders' equity                           277,463                                  250,524
------------------------------------------------------                               ----------
  Total                                     $2,940,284                               $2,745,184
--------------------------------------------==========                               ==========
Net interest income                                        $ 95,250                                 $ 97,287
-----------------------------------------------------------========                                 ========
Net interest margin                                                      4.62%                                    5.10%
-------------------------------------------------------------------------=====                                    =====

<F1>Adjusted to a fully taxable basis using federal statutory rate of 35% in 1996 and 1995.
<F2>Includes non-accrual loans.

MARK TWAIN BANCSHARES, INC.
CONSOLIDATED BALANCE SHEET AND NET INTEREST MARGIN

                                        Three Months Ended September 30, 1996      Three Months Ended September 30, 1995
                                        -------------------------------------      -------------------------------------
                                           Average                     Yield/         Average                     Yield/
(in thousands of dollars)                  Balance         Interest     Rate          Balance        Interest      Rate
-----------------------------------------------------------------------------      -------------------------------------

ASSETS
Interest earning assets:
Loans <F1><F2>                              $2,042,291      $45,962      8.95%       $1,938,629      $46,499      9.52%
Taxable held to maturity securities            228,066        3,682      6.42%          340,321        5,744      6.70%
Non-taxable held to maturity securities<F1>      2,536           51      8.00%            2,469           50      8.03%
Available for sale securities<F1>              445,451        6,878      6.14%          243,887        3,749      6.10%
Trading securities                              35,437          544      6.11%           43,060          678      6.25%
Federal funds sold and securities
  purchased under resale agreements              7,690          130      6.73%           17,839          264      5.87%
------------------------------------------------------------------------------       ----------------------------------
  Total interest earning assets              2,761,471       57,247      8.25%        2,586,205       56,984      8.74%
------------------------------------------------------------------------------       ----------------------------------
Cash and due from banks                        109,029                                  109,197
Other assets                                   108,292                                  124,735
FASB No. 115 allowance                          (8,792)                                  (2,955)
Allowance for loan losses                      (31,218)                                 (30,105)
------------------------------------------------------                               ----------
  Total                                     $2,938,782                               $2,787,077
--------------------------------------------==========                               ==========

LIABILITIES AND SHAREHOLDER'S EQUITY
Interest bearing demand deposits            $  218,393        1,090      1.99%       $  223,681        1,212      2.15%
Savings and money market deposits              692,645        6,356      3.65%          668,569        6,539      3.88%
Time deposits                                1,035,331       14,565      5.60%        1,023,558       14,761      5.72%
Short-term borrowings                          256,941        3,206      4.96%          124,524        1,624      5.17%
Long-term debt                                   2,580           35      5.40%           19,716          381      7.67%
------------------------------------------------------------------------------       ----------------------------------
  Total interest bearing liabilities         2,205,890       25,252      4.55%        2,060,048       24,517      4.72%
------------------------------------------------------------------------------       ----------------------------------
Non-interest bearing deposits                  410,448                                  407,513
Other liabilities                               43,807                                   59,032
Shareholders' equity                           278,637                                  260,484
------------------------------------------------------                               ----------
  Total                                     $2,938,782                               $2,787,077
--------------------------------------------==========                               ==========
Net interest income                                         $31,995                                  $32,467
------------------------------------------------------------=======                                  =======
Net interest margin                                                      4.61%                                    4.98%
-------------------------------------------------------------------------=====                                    =====

<F1>Adjusted to a fully taxable basis using federal statutory rate of 35% in 1996 and 1995.
<F2>Includes non-accrual loans.

MARK TWAIN BANCSHARES, INC.
SUMMARY OF ALLOWANCE FOR LOAN LOSSES

                                                             Nine Months Ended                     Three Months Ended
                                                                September 30,                         September 30,
                                                        ---------------------------        -----------------------------
(in thousands of dollars)                                   1996             1995                   1996        1995
-----------------------------------------------------------------------------------        -----------------------------
Allowance at beginning of period                          $30,508           $28,894           $31,198           $29,961

Allowance of acquired banks                                   586                 -               586                 -

Charge-offs                                                (1,981)           (2,957)             (397)             (910)
Recoveries                                                    954               767               175               284
-----------------------------------------------------------------------------------         ----------------------------
 Net charge-offs                                           (1,027)           (2,190)             (222)             (626)
-----------------------------------------------------------------------------------         ----------------------------

Additions to allowance charged to expense                   2,001             3,344               506               713
-----------------------------------------------------------------------------------         ----------------------------

Allowance at end of period                                $32,068           $30,048           $32,068           $30,048
----------------------------------------------------------=========================         ============================


Loans, net of unearned income at end of period         $2,143,218        $1,938,585        $2,143,218        $1,938,585

Average loan balance for the period                    $2,007,793        $1,908,842        $2,042,291        $1,938,629

Allowance as % of loans at end of period                     1.50%             1.55%

Allowance as % of non-performing loans                     374.80%           323.90%

Net charge-offs as % of average loans for the period         0.05%             0.11%             0.01%             0.03%

Annualized net charge-offs as % of average loans
  for the period                                             0.07%             0.15%             0.04%             0.13%

MARK TWAIN BANCSHARES, INC.
NON-PERFORMING ASSETS

                                       September 30,         June 30,        March 31,        December 31,
(in thousands of dollars)                   1996               1996            1996               1995
------------------------------       -----------------     -----------     ------------      --------------

Non-accrual loans                         $ 5,596           $ 6,531           $ 7,764           $13,663
Restructured loans                          2,275             2,100               109               109
Foreclosed property                         3,515             4,436             6,105             6,099
                                          -------           -------           -------           -------
  Total non-performing assets             $11,386           $13,067           $13,978           $19,871
                                          =======           =======           =======           =======

Percentage of non-performing assets
  to loans plus foreclosed property          0.53%             0.65%             0.69%             1.00%

Loans contractually past due ninety
  days or more                               $685              $691              $836              $530

Percentage of non-performing assets
  plus ninety days past due to loans
  plus foreclosed property                   0.56%             0.68%             0.73%             1.03%

Percentage of allowance to
  non-performing loans                     374.80%           334.67%           358.23%           213.31%

Percentage of allowance to total
  non-performing assets                    281.64%           238.75%           223.19%           153.53%

Percentage of allowance to
  risk elements<F1>                        265.66%           226.76%           210.60%           149.54%

Percentage of risk elements<F1>
  to total average assets                    0.41%             0.47%             0.50%             0.74%

<F1> Risk elements include total non-performing assets plus loans contractually past due ninety days or more.

MARK TWAIN BANCSHARES, INC.
COMPUTATION OF EARNINGS PER SHARE

                                                          For The Nine Months Ended              For The Three Months Ended
                                                                September 30,                          September 30,
(in thousands of dollars except per share data)             1996              1995                1996                1995
-------------------------------------------------------------------------------------           ---------------------------
PRIMARY
Earnings:
 Net income                                                  $38,970          $35,216              $13,464          $12,223
----------------------------------------------------------===========================           ===========================

Shares:
 Weighted average number of common shares outstanding     16,091,880       16,037,190           16,023,402       16,034,868
 Weighted average number of common share equivalents         276,747          210,972              276,378          252,493
-------------------------------------------------------------------------------------           ---------------------------
                                                          16,368,627       16,248,162           16,299,780       16,287,361
----------------------------------------------------------===========================           ===========================

Primary earnings per common share                              $2.38            $2.17                $0.83            $0.75
----------------------------------------------------------===========================           ===========================


ASSUMING FULL DILUTION
Earnings:
 Net income                                                  $38,970          $35,216              $13,464          $12,223
 After tax interest applicable to convertible notes               95              277                   23               88
 After tax amortization of capital note fees                      58               34                   12               13
-------------------------------------------------------------------------------------           ---------------------------
  Fully diluted net income                                   $39,123          $35,527              $13,499          $12,324
----------------------------------------------------------===========================           ===========================

Shares:
 Weighted average number of common shares outstanding     16,091,880       16,037,190           16,023,402       16,034,868
 Assuming conversion of Convertible Notes and dilutive
  stock options                                              574,331          791,370              505,473          769,089
-------------------------------------------------------------------------------------           ---------------------------
                                                          16,666,211       16,828,560           16,528,875       16,803,957
----------------------------------------------------------===========================           ===========================

Earnings per common share assuming full dilution               $2.35            $2.11                $0.82            $0.73
----------------------------------------------------------===========================           ===========================